Exhibit 10.7

September 8, 2025

Methode Electronics, Inc.
8750 W. Bryn Mawr Ave., Suite 1000

Chicago, IL 60631

Dear Ladies and Gentlemen:

Reference is hereby made to that certain Second Amended and Restated Credit Agreement, dated as of October 31, 2022 (as amended, supplemented restated or otherwise modified from time to time, the “Credit Agreement”), by and among Methode Electronics, Inc., a Delaware corporation (“Borrower”), certain subsidiaries of the Borrower, the lenders from time to time party hereto (the “Lenders”) and Bank of America, N.A., as administrative agent (solely in such capacity, the “Administrative Agent”), Swing Line lender and L/C Issuer (in each case, as defined therein). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

The Company has informed the Administrative Agent and the Lenders that it made Restricted Payments pursuant to Section 7.07(e)(i) of the Credit Agreement in an aggregate amount of $2,809,645.05 during its fiscal quarter ending August 2, 2025, which is in excess of the $2,500,000 limitation for such period. The amount of such excess is referred to herein as the “Overage Amount”. Therefore, an Event of Default has occurred and is continuing under Section 8.01(b) of the Credit Agreement as the result of the Loan Parties’ failure to comply with the terms of Section 7.07 for the fiscal quarter of the Company ending August 2, 2025 (the “Acknowledged Event of Default”).

Subject to the effectiveness of this waiver letter, (A) the Company and the Required Lenders agree that the basket in Section 7.07(e)(i) of the Credit Agreement shall be reduced by the Overage Amount for the fiscal quarter of the Company ending November 1, 2025, and (B) the Required Lenders hereby waive the Acknowledged Event of Default. The waiver set forth herein is a one-time waiver and is limited solely to the specific matters set forth herein and nothing contained in this waiver letter shall be deemed to constitute a waiver of any other rights or remedies with respect to any other Defaults or Events of Default the Administrative Agent or any Lender may have under the Credit Agreement, any other Loan Documents or under applicable Law. This waiver letter is a Loan Document.

This waiver letter shall be effective on the date hereof upon the receipt by the Administrative Agent of copies of this waiver letter duly executed by the Borrower, the Administrative Agent and the Required Lenders.

The Company agrees to pay all out-of-pocket fees and expenses owed by the Company to the Administrative Agent and the Lenders including all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent payable pursuant to the Loan Documents. This waiver letter may be executed in as many counterparts as necessary or convenient, and by the different parties on separate counterparts each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same agreement. Delivery of an executed counterpart of this waiver letter by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this waiver letter; provided, however, that the telecopy or other electronic image shall be promptly followed by an original if required by the Administrative Agent.

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This waiver letter shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

BANK OF AMERICA, N.A.,

as Administrative Agent

By: /s/ DeWayne D. Rosse

Name: DeWayne D. Rosse

Title: Assistant Vice President

bank of america, n.a.,
as a Lender

By: /s/ Jonathan M. Phillips
Name: Jonathan M. Phillips

Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Heather Hoopingarner
Name: Heather Hoopingarner

Title: Executive Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:

Title:

TD BANK, N.A.,
as a Lender

By: /s/ Leonid Batsevitsky
Name: Leonid Batsevitsky

Title: Vice President

WAIVER LETTER

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Jillian Clemons
Name: Jillian Clemons

Title: Senior Vice President

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Lauren Buysse
Name: Lauren Buysse

Title: Managing Director

CITIBANK, N.A.,
as a Lender

By: /s/ Steve Buehler
Name: Steve Buehler

Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Ayesha Nabi
Name: Ayesha Nabi

Title: Vice President

SANTANDER bank, n.a.,
as a Lender

By: /s/ Jeffrey G. Millman
Name: Jeffrey G. Millman

Title: Vice President

WAIVER LETTER

THE BANK OF EAST ASIA, LIMITED, NEW YORK BRANCH,
as a Lender

By: /s/ James Hua
Name: James Hua

Title: DGM & Head of Corporate Banking

By: /s/ Chong Tan
Name: Chong Tan

Title: DGM & Head of Risk Management

WAIVER LETTER

Acknowledged, agreed and accepted:

METHODE ELECTRONICS, INC.,

a Delaware corporation

By: /s/ Kerry Vyverberg

Name: Kerry Vyverberg

Title: General Counsel

WAIVER LETTER